Exhibit 31.2

Certification of Chief Financial Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, M. Emily Madison, certify that:

1.	I have reviewed this annual report on Form 10-K for the year ended December 31, 2008 of MAXXAM Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 15, 2009	By:	/S/ M. EMILY MADISON
M. Emily Madison Chief Financial Officer